Q2 2019 Investor Presentation Financial Information – March 31, 2019

Forward-Looking Statements This presentation contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that are subject to risks and uncertainties. Congress passed the Private Securities Litigation Reform Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. Forward-looking statements include information concerning our future financial performance, business strategy, projected plans and objectives. These statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could,” are generally forward-looking in nature and not historical facts. Investors should understand that the following important factors, in addition to those discussed elsewhere in this presentation as well as in reports we file with the Securities and Exchange Commission, could cause actual results to differ materially from those expressed in such forward-looking statements: (i) our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; (ii) the timing of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iii) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (iv) the financial resources of, and products available to, competitors; (v) changes in laws and regulations as well as changes in accounting standards; (vi) changes in regulatory policy; (vii) changes in the securities and foreign exchange markets; (viii) our potential growth, including our entrance or expansion into new markets, and the need for sufficient capital to support that growth; (ix) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (x) an insufficient allowance for loan losses as a result of inaccurate assumptions; (xi) general market or business conditions; (xii) changes in demand for loan products and financial services; (xiii) concentration of credit exposure; (xiv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; and (xv) other circumstances, many of which are beyond management’s control. Our management believes the forward-looking statements about us are reasonable. However, investors should not place undue reliance on them. Any forward-looking statements in this presentation are not guarantees of future performance. They involve risks, uncertainties and assumptions, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements. Many of the factors that will determine these results are beyond our ability to control or predict. We expressly disclaim any duty to update or revise any forward-looking statements, all of which are expressly qualified by the statements above. 2

Current Footprint More than 190 banking, lending, wealth management and insurance offices Portfolio Loans* Northern Eastern 22% 39% Western 23% Central 16% Total Deposits* Northern 15% Eastern Western 36% 38% Central 11% * As of March 31, 2019. Portfolio Loans excludes loans held for sale. 3

Four Key Strategic Initiatives • Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth • Enhance credit process, policies and personnel Focus on Risk • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 4

Renasant Footprint – June 2010 Financial Highlights Nashville TENNESSEE Assets $3.59 Billion Memphis Gross Loans* $2.28 Billion Deposits $2.69 Billion Huntsville Tupelo Atlanta Birmingham GEORGIA ALABAMA Jackson Montgomery MISSISSIPPI Source: SNL Financial 5 * Excludes loans held for sale 5

Market Expansion Since 2010

RENASANT CORPORATION | Understanding You.

2018	**Whole Bank Transaction:**	Brand Group Holdings, Inc. | Lawrenceville, GA | Assets: $2.3 billion
2017	**Whole Bank Transaction:** **De novo expansion:**	Metropolitan BancGroup, Inc. | Ridgeland, MS | Assets: $1.2 billion Mobile, AL
2016	**Whole Bank Transaction:**	KeyWorth Bank | Atlanta, GA | Assets: $399 million
2015	**Whole Bank Transaction:**	Heritage Financial Group, Inc. | Albany, GA | Assets: $1.9 billion
2013	**Whole Bank Transaction:** **De novo expansion:**	First M&F Corporation | Kosciusko, MS | Assets: $1.5 billion Bristol, TN | Johnson City, TN
2012	**De novo expansion:**	Maryville, TN | Jonesborough, TN
2011	**FDIC-Assisted Transaction:** **Trust Acquisition:** **De novo expansion:**	American Trust Bank | Roswell, GA | Assets: $145 million RBC (USA) Trust Unit | Birmingham, AL | Assets: $680 million Montgomery, AL | Starkville, MS | Tuscaloosa, AL
2010	**FDIC-Assisted Transaction:** **De novo expansion:**	Crescent Bank and Trust | Jasper, GA | Assets: $1.0 billion Columbus, MS

6

Current Footprint Over 190 banking, lending, wealth management and insurance offices Highlights1 Assets $12.86 Billion Gross Loans2 $9.09 Billion Deposits $10.27 Billion 1 As of March 31, 2019 2 Excludes loans held for sale 7

Merger of Renasant Corporation and Brand Group Holdings, Inc. Completed September 1, 2018 8

Atlanta – The Southeast's Most Attractive MSA

RENASANT CORPORATION | Understanding You.

Brand's Strategic Branch Footprint



Pickens
Dawson
Hall
Bartow
Cherokee
Forsyth
Fulton
Barrow
Paulding
Cobb
Gwinnett
DeKalb
Walton
Douglas
Fulton
Rockdale
Carroll
Newton
Morgan
Clayton
Henry
Fayette
Coweta
Butts
Jasper
Spalding
Meriwether
Pike
Lamar
Brand Branches (8)
BrandExpress Branches (5)
Counties >200,000 pop.

Atlanta MSA Highlights

- 2nd largest MSA in the Southeast by population at ~6mm
  - 9th largest in the U.S.
- Largest MSA in the Southeast by GDP at ~$300bn
  - 8th largest in the U.S.
- Highest concentration of Fortune 500 companies (15) in the Southeast
  - 3rd highest in U.S.
- 2nd wealthiest MSA in Southeast by household income at $65 thousand
- World's busiest airport for 17 years running
  - 80% of U.S. population within a 2-hour flight

Atlanta MSA Community & Regional Independent Banks [1]

Rank	Institution	Assets ($bn)	% ATL [2]	ATL DMS Rank [3]
1	Landmark Bancshares, Inc.	$0.5	100 %	25
2	**Brand Group Holdings, Inc.**	**2.3**	**97**	**12**
3	United Bank Corp.	1.3	84	17
4	Fidelity Southern Corp.	4.6	78	8
5	MetroCity Bankshares, Inc.	1.1	77	21
6	Piedmont Bancorp, Inc.	0.8	75	24
7	Atlantic Capital Bancshares, Inc.	2.7	74	13
8	Charter Financial Corp.	1.4	53	23
9	State Bank Financial Corp.	5.2	30	16

Top Tier Demographics



'18 – '23 Pop. Growth
3.5%
5.0%
6.5%
7.4%
US
Georgia
Atlanta
Gwinnett County



2023 Proj. Median HHI
$61,045
$56,017
$65,167
$73,600
US
Georgia
Atlanta
Gwinnett County

Source: SNL Financial, www.ATL.com
Financial data as of 12/31/17; demographic and deposit market share data as of 6/30/17; pro forma for announced transactions

(1) Includes banks with total assets between $500 million and $10 billion and more than $500 million of deposits in the Atlanta MSA; excludes merger targets at the time of Brand merger announcement
(2) Indicates percentage of total deposits held in Atlanta MSA; table is ranked by this category
(3) Ranking of deposit market share of all institutions with deposits in the Atlanta MSA

9

Our Atlanta Franchise

RENASANT CORPORATION | Understanding You.

Atlanta MSA Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$21,417	19.9 %	173
2	Bank of America Corp.	17,869	16.6	129
3	SunTrust Banks Inc.	14,200	13.2	152
4	BB&T Corp.	5,895	5.5	78
5	JPMorgan Chase & Co.	4,986	4.6	79
6	Synovus Financial Corp.	4,985	4.6	44
7	Regions Financial Corp.	3,863	3.6	63
8	Fidelity Southern Corp.	3,210	3.0	47
9	Bank OZK	2,878	2.7	38
10	United Community Banks Inc.	2,690	2.5	34
11	Renasant Corp.	2,659	2.5	26

Gwinnett County Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$3,273	19.2 %	28
2	Bank of America Corp.	2,873	16.9	23
3	SunTrust Banks Inc.	2,333	13.7	22
4	Renasant Corp.	1,805	10.6	10
5	BB&T Corp.	1,123	6.6	12
6	JPMorgan Chase & Co.	710	4.2	13
7	East West Bancorp Inc.	695	4.1	1
8	United Community Banks Inc.	395	2.3	3
9	Quantum Capital Corp.	378	2.2	1
10	Piedmont Bancorp Inc.	375	2.2	3

Pro Forma Atlanta MSA Branch Footprint (1)



Pickens
Dawson
Cherokee
Forsyth
Hall
Bartow
75
Cobb
Paulding
Gwinnett
85
Barrow
Haralson
20
Douglas
Atlanta
DeKalb
Walton
Rockdale
Morgan
Fulton
Clayton
Carroll
Newton
20
Henry
Coweta
Fayette
Heard
Jasper
85
Spalding
Butts
Pike
Lamar
75
Meriwether
Monroe
RNST Branches
Brand Branches
BrandExpress Branches

Market Overlap: 1 traditional Brand branch, or 13%, is within 1 mile of an existing RNST branch; 2 traditional Brand branches, or 25%, are within 5 miles

Source: S&P Global Intelligence
Deposit data as of 6/30/18; pro forma for announced transactions
Excludes branches with deposits greater than $1.5 billion
(1) Hall county not within Atlanta MSA; included to show full Brand footprint

10

Our Combined Company 1 Current Footprint Financial Highlights Assets $12.86 billion Johnson City Knoxville 40 2 Nashville 40 Loans $9.09 billion TENNESSEE Deposits $10.27 billion Memphis 65 24 Huntsville 75 Branches 169 Tupelo 20 Loans/Deposits 88.5% Birmingham Atlanta Augusta 1 20 Auburn Macon Deposits by State Jackson GEORGIA Savannah Florida Montgomery 3% 59 75 Alabama 65 Albany 11% MISSISSIPPI ALABAMA 55 Mississippi 10 Tennessee 38% FLORIDA 15% 10 RNST Branches Gainesville Brand Branches 95 Ocala BrandExpress Branches Georgia 33% 1 As of March 31, 2019 11 2 Excludes loans held for sale

Four Key Strategic Initiatives • Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth • Enhance credit process, policies and personnel Focus on Risk • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 12

Total Assets • Reduced balance sheet to $12,000 manage assets below $10 billion at December 31, 2017 $10,000 • Deleverage strategy included: • Reduction of $479 million in investment securities $8,000 • Reduction of $99 million in mortgage loans held for sale $6,000 • Purchased investment securities of $318 million in 1Q18, $180 million in 2Q18, $79 $4,000 million in 3Q18, $110 million in 4Q18, $50 million in 1Q19 to relever the balance sheet $2,000 $0 (In thousands) Total Assets Deposits 13

Diluted Earnings Per Share* $3.50 $0.90 $3.00 $0.80 $.78 $.78 $.77 $3.00 $.75 $.70 $0.70 $.64 $2.50 $2.42 $.61 $.62 $2.31 $.59 $.59 $.59 $0.60 $2.10 $.54 $.55 $1.89 $2.00 $0.50 $1.50 $1.38 $0.40 $1.09 $0.30 $1.00 $0.20 $0.50 $0.10 $0.00 $0.00 2012 2013 2014 2015 2016 2017 2018 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18 1Q19 * Diluted earnings per share excludes revaluation of net deferred tax assets, merger expense, debt extinguishment penalty, and loss share termination. See slide 41 for reconciliation of this non-GAAP financial measure to GAAP. 14

Enhanced Profitability Return on Assets* Return on Tangible Equity* 1.60% 20.00% 1.47% 1.45% 1.46%1.44% 18.32% 1.39% 17.66% 1.40% 18.00% 17.11% 17.41% 16.37% 16.23% 16.34% 16.10% 1.20% 16.00% 1.20% 1.15% 14.48% 1.10% 1.03% 14.00% 1.00% 12.17% 12.00% 0.80% 0.80% 10.00% 9.40% 0.66% 0.60% 8.00% 6.00% 0.40% 4.00% 0.20% 2.00% 0.00% 0.00% 2012 2013 2014 2015 2016 2017 1Q18 2Q18 3Q18 4Q18 1Q19 2012 2013 2014 2015 2016 2017 1Q18 2Q18 3Q18 4Q18 1Q19 * Return on assets and return on tangible equity each excludes revaluation of net deferred tax assets, merger expense, debt extinguishment penalty, and loss share termination. See slides 42 and 43 for reconciliations of these non-GAAP financial 15 measures to GAAP.

Total Portfolio Loans $10,000,000 • Loans not purchased increased $9,000,000 $176 million, or 11% annualized, $8,000,000 during 1Q19 $7,000,000 • Loan production for 1Q19 was $6,000,000 $374 million $5,000,000 • Company maintains strong $4,000,000 pipelines throughout all $3,000,000 markets which will continue to $2,000,000 drive further loan growth $1,000,000 $0 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 ($ in thousands) Not Purchased Purchased Covered Purchased ($ in millions) 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Not $2,886 $3,268 $3,830 $4,714 $4,834 $5,059 $5,294 $5,588 $5,830 $6,058 $6,210 $6,390 $6,565 Purchased Purchased $182 $143 $93 - - - - - - - - - - Covered* Purchased Not $813 $577 $1,490 $1,489 $1,402 $1,312 $2,155 $2,032 $1,868 $1,710 $2,913 $2,693 $2,523 Covered Total $3,881 $3,988 $5,413 $6,203 $6,236 $6,371 $7,449 $7,620 $7,698 $7,768 $9,123 $9,083 $9,088 Loans** * Covered loans are subject to loss-share agreements with FDIC. Loss-share agreements with FDIC were terminated in 4Q16. 16 ** Total Loans exclude loans held for sale

Diversified Loan Portfolio . At March 31, 2019, loans totaled $9.09 billion*  72% Not Purchased  28% Purchased Non Owner Occupied 25% Owner Occupied 18% C&I 14% 1-4 Family Consumer 2% 31% Const Land Dev 8% 2% * Excludes Loans held for sale 17

C&D and CRE Loan Concentration Levels Acquisition, Development & Construction (ADC) and Commercial Real Estate (CRE) ADC Loans as a Percentage of CRE Loans (Construction & Perm) as a Risk Based Capital* Percentage of Risk Based Capital* 100% 300% 91% 87% 82% 83% 81% 80% 80% 79% 250% 80% 76% 77% 75% 69% 66% 200% 60% 150% 40% 100% 20% 50% 0% 0% 18

Focus on Core Funding $12,000,000 3.00% $10,000,000 2.50% $8,000,000 2.00% ) $6,000,000 1.50% $4,000,000 1.00% ($ in thousands $2,000,000 0.50% $- 0.00% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Total Deposits Cost of Deposits Fed Funds $2,500,000 Non Interest Bearing Demand Deposits 1Q 2019 $2,000,000 Non Interest DDA 22% Other Int $1,500,000 Borrowed Bearing Funds 3% Accts 52% $1,000,000 Time Deposits 23% $500,000 $- Cost of Funds ($ in thousands) 0.92% 19

Net Interest Income and Net Interest Expense 6.00% 6.00% 5.00% 5.00% 4.00% 4.00% 3.00% 3.00% Margin Yield/Cost 2.00% 2.00% 1.00% 1.00% 0.00% 0.00% 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Yield on Earning Assets Cost of Funds Margin ($ in thousands) 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Net Interest 157,133 202,482 241,358 300,991 74,015 79,603 90,017 93,262 89,240 92,389 99,439 115,457 113,147 Income Net Interest 3.96% 4.12% 4.16% 4.22% 4.01% 4.27% 4.08% 4.25% 4.20% 4.15% 4.07% 4.24% 4.27% Margin Yield on 4.53% 4.59% 4.52% 4.61% 4.43% 4.68% 4.55% 4.75% 4.72% 4.78% 4.81% 5.02% 5.16% Earning Assets Cost of Funds 0.57% 0.47% 0.37% 0.39% 0.43% 0.43% 0.49% 0.52% 0.53% 0.65% 0.77% 0.81% 0.92% 20

Sources of Non Interest Income* ($ in thousands) • Diversified sources of noninterest income Non Interest Income* $45,000 • Opportunities for growing Non Interest Income $40,000  $35,000 Expansion of Trust Division Wealth Management $30,000 services into larger, metropolitan markets $25,000 Expansions within our de novo operations $20,000 $15,000 Expansion of the Mortgage Division within new $10,000 markets $5,000 Durbin amendment, which becomes effective $- 3Q19, is expected to reduce noninterest income by $10-11 million annually 1Q08 Svc Chgs 1Q19 Svc Chgs $14M* 39% $36M* 6% Insurance 25% Insurance 6% Mtg Inc Mtg Inc 29% 12% 11% Wealth Mgmt 13% Wealth Mgmt 5% Fees & Comm Fees & Comm 18% 9% 27% Other Other *Non interest income excludes gains and losses from securities transactions. See slide 40 for reconciliation of this non-GAAP financial21 measure to GAAP.

Improved Efficiency 80.00% • Continued focus on managing noninterest expenses and 75.00% improving efficiency • Provided resources for nine 70.00% de novo expansions since 2011 • Fluctuations in mortgage loan 65.00% expense driven by higher mortgage production 60.00% 55.00% 50.00% 45.00% 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Efficiency Ratio* Efficiency Ratio ex. Mortgage* * Excludes debt extinguishment penalties, amortization of intangibles, loss share termination charges and merger-related expenses from noninterest expense and profit (loss) on sales of securities and gains on acquisitions from noninterest income. See slides 38 and 39 for reconciliation of these non-GAAP financial measures to GAAP. 22

Four Key Strategic Initiatives • Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth • Enhance credit process, policies and personnel Focus on Risk • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 23

Non Performing Assets Continue to Decline Both on a Linked Quarter and Y-O-Y Basis 2.50% . Not purchased NPAs are now below pre-credit cycle levels . 2.00% Loss-share agreements with FDIC were terminated in 4Q 2016 1.50% 1.00% Not Purchased Purchased Not Covered NPL’s $13.7M $13.3M 0.50% ORE $4.2M $5.9M Total NPA’s $17.9M $19.2M 0.00% Not Purchased Purchased Covered Purchased Not Covered As a percentage of total assets 24

Proactive in Providing Reserves for Problem Credit Resolution $6,000 450% • Net charge-offs: 400% $5,000 • 3 bps in 1Q19 350% • Provision for loan losses: $4,000 300% • $1.5 million in 1Q19 250% $3,000 ($ in thousands) 200% $2,000 150% 100% $1,000 50% $- 0% ($)Provision for Loan Losses ($)Net Charge Offs Coverage Ratio* Allowance for Loan Losses as % of Non-Purchased Loans* 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 1.29% 1.11% 0.91% 0.89% 0.87% 0.84% 0.83% 0.80% 0.78% 0.78% 0.77% 0.76% * Ratios exclude loans and assets purchased in connection with recent acquisitions or loss share transactions. 25

Strong Credit Quality Metrics NPLs and Early Stage Delinquencies (30-89 Days Past Due Loans)* $25,000 $20,000 NPLs 30-89 $15,000 Days $10,000 $5,000 $0 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 ($ in thousands) *Amounts exclude loans and assets purchased in connection with recent acquisitions or loss-share transactions. • NPLs to total loans were 0.21% as of March 31, 2019 26

Four Key Strategic Initiatives • Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth • Enhance credit process, policies and personnel Focus on Risk • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 27

Strong Capital Position

RENASANT CORPORATION | Understanding You.



Tangible Common Equity Ratio*
10.50%
9.50%
8.50%
7.50%
6.50%
5.50%
4.50%
2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19
Renasant

- Increased quarterly dividend five times since 2Q16, including twice in 2018 and once in 2019.
- Regulatory capital ratios are well above the minimum for well-capitalized classification
- Capital level positions the Company for future growth and geographic expansion
- Proactive capital plan:
  - Raised $98.2M of subordinated notes in 3Q 2016
  - Raised $84.1M of common equity in 4Q 2016
  - Announced $50M share buyback plan in 4Q 2018 ($7.1 million in shares repurchased through 1Q 2019)

Capital	2013	2014	2015	2016	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19
Tangible Common Equity*	6.64%	7.52%	7.54%	9.00%	9.16%	9.31%	9.03%	9.56%	9.36%	9.35%	8.80%	8.92%	9.36%
Leverage	8.68%	9.53%	9.16%	10.59%	10.39%	10.68%	10.05%	10.18%	10.61%	10.63%	9.85%	10.11%	10.44%
Tier 1 Risk Based	11.41%	12.45%	11.51%	12.86%	12.93%	12.86%	12.26%	12.39%	12.41%	12.73%	11.84%	12.10%	12.55%
Total Risk Based	12.58%	13.54%	12.32%	15.03%	15.11%	15.00%	14.30%	14.46%	14.44%	14.75%	13.85%	14.12%	14.57%
Tier 1 Common Equity	N/A	N/A	9.99%	11.47%	11.69%	11.65%	11.21%	11.34%	11.38%	11.71%	10.80%	11.05%	11.49%

* Excludes intangible assets. See slide 37 for reconciliation of this non-GAAP financial measure to GAAP.

28

Consistent and Strong Dividend Dividends Per Share – Annually Dividends Per Share – Quarterly $0.90 $0.25 $0.80 $0.70 $0.20 $0.60 $0.15 $0.50 $0.40 $0.10 $0.30 $0.20 $0.05 $0.10 $0.00 $0.00 29

Poised for Growth with Added Shareholder Value . $12.86B franchise well positioned in attractive markets in the Southeast . Merger with Brand Group Holdings, Inc. added $2.3B in assets, $1.7B in deposits and $1.6B in loans on the acquisition date . Strategic focus on expanding footprint • Acquisition • De Novo • New lines of business . Opportunity for further profitability improvement . Organic loan growth . Core deposit growth . Revenue growth . Declining credit costs . Strong capital position . Consistent dividend payment history 30

Appendix 31

Alabama – Central Region

RENASANT CORPORATION | Understanding You.

- Mazda and Toyota announced $1.6 billion investment creating up to 4,000 jobs by 2021
- Ranked #6 on the Area Development Top States for Doing Business 2016
- Honda, Hyundai, Mercedes-Benz and Toyota increasingly large presence
- Merger with Heritage Financial Group, Inc. (Nasdaq: HBOS) in July 2015 added approximately $90.0 million in loans, $141 million in deposits and 9 branches
- Opened Commercial Loan Production Office and Mortgage Production Office in Mobile, AL in Q1 2017
- 2nd largest research and technology park in the U.S
  - ✓ More than $1.4 billion in aerospace equipment exported in 2016
  - ✓ More than $8.4 billion in Department of Defense contracts

Alabama Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp.	$21,902	21.7 %	213
2	Banco Bilbao Vizcaya Argentaria SA	14,337	14.2	89
3	Wells Fargo & Co.	8,565	8.5	116
4	ServisFirst Bancshares Inc.	4,793	4.8	12
5	Synovus Financial Corp.	4,183	4.2	34
6	BB&T Corp.	3,728	3.7	75
7	Cadence Bancorp.	3,059	3.0	26
8	PNC Financial Services Group Inc.	2,958	2.9	63
9	Trustmark Corp.	1,648	1.6	42
10	IBERIABANK Corp.	1,352	1.3	14
16	**Renasant Corp.**	**1,022**	**1.0**	**19**
	Total Market	**100,726**	**100.0**	**1,459**

Deposit Market Share by County – Top 5 Presence in 4 of 10 counties


20.0%
15.0%
10.0%
5.0%
0.0%
18.0%
6.5%
0.4%
1.5%
1.1%
6.9%
1.4%
11.5%
0.3%
0.6%
Morgan
Shelby
Jefferson
Madison
Montgomery
Talladega
Tuscaloosa
Chambers
Mobile
Lee
Deposit Market Share Rank
2
5
16
14
11
4
13
3
18
15


Huntsville
Decatur
65
Birmingham
20
Tuscaloosa
20
ALABAMA
Montgomery
65
Dothan
Mobile



Source: S&P Global Intelligence
Green highlighting denotes top 5 deposit market share in respective county
Deposit data as of 6/30/18

32

Florida – Central Region

RENASANT CORPORATION | Understanding You.

- Entered the Florida market through the acquisition of HBOS.
  - ✓ Moved into FL with 6 full-services branches along I-75
- Opened Mortgage Production Offices in Destin and Jacksonville in 1Q 2017 and a Full-service branch in Destin in 1Q 2019
- Florida would have the 19th largest economy in the world, if it were a country
- Publix Super Markets, Southern Wine & Spirits, Royal Caribbean Cruise, Darden Restaurants, CSX, and JM Family Enterprises are all headquartered in Florida
- Florida projected population growth is approximately 6.7% compared to the national average of 3.8%

Florida Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Bank of America Corp.	$111,199	19.7 %	527
2	Wells Fargo & Co.	79,401	14.0	599
3	SunTrust Banks Inc.	50,616	9.0	425
4	JPMorgan Chase & Co.	36,276	6.4	410
5	TIAA Board of Overseers	23,135	4.1	12
6	BB&T Corp.	18,302	3.2	288
7	Regions Financial Corp.	18,010	3.2	307
8	Citigroup Inc.	18,009	3.2	55
9	BankUnited Inc.	15,231	2.7	87
10	Toronto-Dominion Bank	13,787	2.4	156
106	Renasant Corp.	251	0.0	6
	Total Market	565,471	100.0	4,899

Deposit Market Share by County



4.0%
3.0%
2.0%
1.0%
0.0%
2.1%
2.2%
2.5%
Marion
Alachua
Columbia

Deposit Market Share Rank: Marion 9 | Alachua 9 | Columbia 6



RNST Branches
Pensacola
Tallahassee
Jacksonville
Gainesville
Daytona Beach
Orlando
Melbourne
Tampa
Port St. Lucie
FLORIDA
Cape Coral
Boca Raton
Miami

Source: S&P Global Intelligence
Deposit data as of 6/30/18

33

Georgia – Eastern Region

RENASANT CORPORATION | Understanding You.

- Entered the North GA market through two FDIC loss share transactions
  - ✓ 12 full-service locations
  - ✓ Expanded services include mortgage and wealth management personnel
- Grew GA presence by completing acquisition of HBOS
  - ✓ Added 20 full-service branches and 4 mortgage offices
  - ✓ Significantly ramps up our mortgage division
- Enhanced GA presence by acquisition of KeyWorth Bank ($399 million in assets) in April 2016
  - ✓ Approximately $284 million in loans, $347 million in deposits, and 4 full-service branches
- Merger with Brand Group Holdings, which closed September 1, 2018, added $1.7 billion in deposits and $1.6 billion in loans

Georgia Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	SunTrust Banks Inc.	$54,360	22.1 %	225
2	Wells Fargo & Co.	36,985	15.1	250
3	Bank of America Corp.	36,641	14.9	163
4	Synovus Financial Corp.	15,946	6.5	117
5	BB&T Corp.	12,571	5.1	141
6	Regions Financial Corp.	6,827	2.8	114
7	United Community Banks Inc.	6,178	2.5	65
8	Ameris Bancorp	5,331	2.2	69
9	JPMorgan Chase & Co.	5,031	2.1	81
10	Bank OZK	4,433	1.8	67
13	Renasant Corp.	3,631	1.5	47
	Total Market	245,735	100.0	2,294

Deposit Market Share by County – Top 5 Presence in 12 of 24 counties



32.0%
24.0%
16.0%
8.0%
0.0%
Gwinnett 10.6% 4
Fulton 0.3% 16
Dougherty 15.3% 3
Cherokee 5.0% 7
Bulloch 11.9% 4
Effingham 28.1% 1
Pickens 13.7% 3
Forsyth 2.4% 12
Bartow 7.6% 8
Bibb 2.3% 9
Barrow 6.3% 5
Jeff Davis 30.7% 2
Lowndes 2.9% 12
Hall 1.3% 13
Lee 11.7% 4
Cook 18.9% 2
DeKalb 0.3% 21
Worth 16.9% 4
Appling 11.9% 5
Chatham 0.5% 18
Tattnall 9.3% 4
Troup 1.4% 11
Cobb 0.1% 25
Muscogee 0.1% 13
Deposit Market Share Rank

Source: S&P Global Intelligence
Green highlighting denotes top 5 deposit market share in respective county
Deposit data as of 6/30/18



Dalton
Rome
Gainesville
Athens
Atlanta
Augusta
LaGrange
Macon
Columbus
GEORGIA
Savannah
Hinesville
Albany
Valdosta
75
20
16

34

Mississippi – Western Region

RENASANT CORPORATION | Understanding You.

- Increased presence in Mississippi with the recent acquisition of Metropolitan BancGroup, Inc., which closed 7/1/17
  - ✓ Added 4-full service branches
- Columbus Air Force Base trains 1/3 of the nation's pilots, with an economic impact of $250 million
- Yokohama Tire Corporation announces plans to locate new commercial tire plant in West Point with an initial investment of $300 million and potentially more than $1 billion.
- In Blue Springs, MS, Toyota Motor Corp. announced a $170 million plant expansion, which will add 400 jobs.
- City of Tupelo/Lee County
  - ✓ Hosts one of the largest furniture markets in the U.S.
  - ✓ Home to one of the largest rubber / tire producers in the country

Mississippi Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Trustmark Corp.	$7,601	14.1 %	122
2	Regions Financial Corp.	6,936	12.9	126
3	BancorpSouth Bank	5,367	10.0	97
4	Renasant Corp.	3,973	7.4	71
5	Hancock Whitney Corp.	3,140	5.8	39
6	Community Bancshares of Mississippi Inc.	2,467	4.6	36
7	BancPlus Corp.	2,292	4.3	58
8	Citizens National Banc Corp.	1,168	2.2	26
9	First Bancshares Inc.	961	1.8	18
10	Planters Holding Co.	919	1.7	19
	Total Market	53,806	100.0	1,140

Deposit Market Share by County – Top 5 Presence in 23 of 28 counties



60.0%
45.0%
30.0%
15.0%
0.0%
50.6% 13.5% 31.0% 9.9% 25.2% 49.3% 5.2% 30.2% 28.9% 9.0% 13.2% 8.7% 24.5% 31.5% 17.0% 23.9% 17.6% 10.2% 48.7% 24.6% 7.5% 8.6% 0.6% 11.1% 9.1% 11.5% 4.1% 4.9%
Lee Desoto Oktibbeha Madison Monroe Attala Rankin Pontotoc Prentiss Lafayette Alcorn Lowndes Winston Calhoun Grenada Clay Copiah Union Choctaw Yalobusha Bolivar Panola Hinds Montgomery Tishomingo Holmes Neshoba Chickasaw
Deposit Market Share Rank
1 3 1 5 1 1 7 2 2 6 5 5 3 2 2 3 3 3 2 2 6 4 10 4 3 3 6 4



Clarksdale
Tupelo
Greenville
Columbus
MISSISSIPPI
Meridian
Vicksburg
Jackson
20
59
55
Hattiesburg
Gulfport

Source: S&P Global Intelligence
Deposit data as of 6/30/18

35

Tennessee – Northern Region

RENASANT CORPORATION | Understanding You.

- Our Tennessee Operations
  - ✓ The Knoxville/Maryville MSA location opened in late Q2 '12
  - ✓ East Tennessee operations currently have 4 full-service branches, $304 million in loans and $133 million in deposits
  - ✓ Metropolitan acquisition added two branches in each of Memphis and Nashville
  - ✓ New Healthcare Lending Group added in Nashville during 2015
- Tennessee ranked 4th best state to do business, per Area Development magazine
  - ✓ Driven by VW, Nissan and GM, Tennessee named the #1 state in the nation for automotive manufacturing strength
  - ✓ Unemployment rate continues to improve declining to 3.4% from 10.4% in January 2010, down 1.6% since last November

Tennessee Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First Horizon National Corp.	$24,023	15.5 %	164
2	Regions Financial Corp.	18,727	12.1	220
3	SunTrust Banks Inc.	13,918	9.0	117
4	Pinnacle Financial Partners Inc.	12,264	7.9	47
5	Bank of America Corp.	11,288	7.3	59
6	FB Financial Corp.	3,702	2.4	60
7	Franklin Financial Network Inc.	3,401	2.2	14
8	U.S. Bancorp	3,166	2.0	102
9	BB&T Corp.	2,973	1.9	42
10	Wells Fargo & Co.	2,234	1.4	19
16	Renasant Corp.	1,388	0.9	19
	Total Market	154,893	100.0	2,055

Deposit Market Share by County – Top 5 Presence in 1 of 8 counties


12.0%
9.0%
6.0%
3.0%
0.0%
2.4%
1.4%
0.7%
2.8%
2.4%
1.2%
10.9%
0.9%
Shelby
Davidson
Williamson
Blount
Washington
Sumner
Crockett
Sullivan
Deposit Market Share Rank
8
12
18
8
11
16
3
9

- In the Nashville market, Hospital Corporation of American announced an expansion that will create 2,000 jobs
- #1 single-family housing market in the country
  - ✓ Housing prices appreciated 8% in the last year, and 23.3% in the last 3 years
- The Memphis MSA market ranked #1 for Logistics Leaders both nationally and globally
  - ✓ Bass Pro Shops, $70 million hotel in conjunction with their Pyramid flagship store
- Fortune 500 company, Royal Phillips to expand in Tennessee, creating nearly 1,000 jobs in Nashville and Franklin


Clarksville
Nashville
Murfreesboro
Jackson
TENNESSEE
Memphis
Chattanooga
Morristown
Johnson City
Knoxville
40
24
75

Source: S&P Global Intelligence - Green highlighting denotes top 5 deposit market share in respective county
Deposit data as of 6/30/18

36

Reconciliation of Non-GAAP Disclosures

RENASANT CORPORATION

Understanding You.

Tangible Common Equity

$ in thousands	2013	2014	2015	2016	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19
Actual shareholders' equity (GAAP)	$ 665,652	$ 711,651	$ 1,036,818	$ 1,232,883	$ 1,251,065	$ 1,271,786	$ 1,511,826	$ 1,514,983	$ 1,532,765	$ 1,558,668	$ 2,010,711	$ 2,043,913	$ 2,088,877
Intangibles	304,330	297,330	474,682	494,608	493,045	491,552	637,265	635,556	633,905	632,311	974,115	977,793	975,726
Actual tangible shareholders' equity (non-GAAP)	$ 361,322	$ 414,321	$ 562,136	$ 738,275	$ 758,020	$ 780,234	$ 874,561	$ 879,427	$ 898,860	$ 926,357	$ 1,036,596	$ 1,066,120	$ 1,113,151
Actual total assets (GAAP)	$ 5,746,270	$ 5,805,129	$ 7,926,496	$ 8,699,851	$ 8,764,711	$ 8,872,272	$10,323,687	$ 9,829,981	$10,238,313	$10,544,475	$12,746,939	$12,934,878	$12,862,395
Intangibles	304,330	297,330	474,682	494,608	493,045	491,552	637,265	635,556	633,905	632,311	974,115	977,793	975,726
Actual tangible assets (non-GAAP)	$ 5,441,940	$ 5,507,799	$ 7,451,814	$ 8,205,243	$ 8,271,666	$ 8,380,720	$ 9,686,422	$ 9,194,425	$ 9,604,408	$ 9,912,164	$11,772,824	$11,957,085	$11,886,669
Tangible Common Equity Ratio													
Shareholders' equity to (actual) assets (GAAP)	11.58%	12.26%	13.08%	14.17%	14.27%	14.33%	14.64%	15.41%	14.97%	14.78%	15.77%	15.80%	16.24%
Effect of adjustment for intangible assets	4.94%	4.74%	5.54%	5.17%	5.11%	5.02%	5.61%	5.85%	5.61%	5.43%	6.97%	6.88%	6.88%
Tangible common equity ratio (non-GAAP)	6.64%	7.52%	7.54%	9.00%	9.16%	9.31%	9.03%	9.56%	9.36%	9.35%	8.80%	8.92%	9.36%

37

RENASANT CORPORATION | Understanding You.

Reconciliation of Non-GAAP Disclosures

Efficiency Ratio

$ in thousands	2013	2014	2015	2016	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19
Net interest income (FTE)	$ 162,957	$ 209,319	$ 248,613	$ 308,002	$ 75,907	$ 81,453	$ 91,935	$ 96,448	$ 90,807	$ 93,806	$ 100,880	$ 116,933	$ 114,631
Total noninterest income	71,891	80,509	108,270	137,231	32,021	34,265	33,413	32,441	33,953	35,581	38,053	36,374	35,885
Securities gains (losses)	54	375	96	1,186	-	-	57	91	-	-	(16)	-	13
Gain on acquisition	-	-	-	-	-	-	-	-	-	-	-	-	-
Total noninterest income - adjusted	$ 71,837	$ 80,134	$ 108,174	$ 136,045	$ 32,021	$ 34,265	$ 33,356	$ 32,350	$ 33,953	$ 35,581	$ 38,069	$ 36,374	$ 35,872
Total income (FTE) - adjusted	$ 234,794	$ 289,453	$ 356,787	$ 444,047	$ 107,928	$ 115,718	$ 125,291	$ 128,798	$ 124,760	$ 129,387	$ 138,949	$ 153,307	$ 150,503
Total noninterest expense	$ 172,928	$ 190,937	$ 245,114	$ 294,915	$ 69,309	$ 74,841	$ 80,660	$ 76,808	$ 77,944	$ 79,026	$ 94,746	$ 93,313	$ 88,832
Amortization of intangibles	2,869	5,606	6,069	6,747	1,563	1,493	1,766	1,708	1,651	1,594	1,765	2,169	2,110
Merger-related expenses	6,027	694	11,614	4,023	345	3,044	6,266	723	900	500	11,221	1,625	-
Debt extinguishment penalty	-	-	-	2,539	205	-	-	-	-	-	-	-	-
Loss share termination	-	-	-	2,053	-	-	-	-	-	-	-	-	-
Total noninterest expense - adjusted	$ 164,032	$ 184,637	$ 227,431	$ 279,553	$ 67,196	$ 70,304	$ 72,628	$ 74,377	$ 75,393	$ 76,932	$ 81,760	$ 89,519	$ 86,722
Efficiency Ratio - GAAP	73.6%	65.9%	68.7%	66.2%	64.2%	64.7%	64.3%	59.6%	62.5%	61.1%	68.2%	60.9%	59.0%
Efficiency Ratio - adjusted	69.9%	63.8%	63.7%	63.0%	62.3%	60.8%	58.0%	57.7%	60.4%	59.5%	58.8%	58.4%	57.6%

38

Reconciliation of Non-GAAP Disclosures
RENASANT CORPORATION
Understanding You.

Efficiency Ratio (Excluding Mortgage)

$ in thousands	2013	2014	2015	2016	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19
Net interest income (FTE)	$ 161,148	$ 207,446	$ 240,304	$ 299,868	$ 75,057	$ 80,177	$ 90,364	$ 95,174	$ 90,001	$ 92,701	$ 99,880	$ 116,118	$ 114,097
Total noninterest income	53,094	65,645	73,276	86,692	21,136	21,055	21,754	21,002	21,536	21,061	25,121	24,825	24,690
Securities gains (losses)	54	375	96	1,186	-	-	57	91	-	-	(16)	-	13
Gain on acquisition	-	-	-	-	-	-	-	-	-	-	-	-	-
Total noninterest income - adjusted	$ 53,040	$ 65,270	$ 73,180	$ 85,506	$ 21,136	$ 21,055	$ 21,697	$ 20,911	$ 21,536	$ 21,061	$ 25,137	$ 24,825	$ 24,677
Total income (FTE) - adjusted	$ 214,188	$ 272,716	$ 313,484	$ 385,374	$ 96,193	$ 101,232	$ 112,061	$ 116,085	$ 111,537	$ 113,762	$ 125,017	$ 140,943	$ 138,774
Total noninterest expense	$ 160,096	$ 177,468	$ 212,852	$ 247,428	$ 59,690	$ 63,625	$ 69,212	$ 65,907	$ 67,202	$ 65,652	$ 82,142	$ 82,142	$ 77,637
Amortization of intangibles	2,869	5,606	6,069	6,747	1,563	1,493	1,766	1,708	1,651	1,594	1,765	2,169	2,110
Merger-related expenses	6,027	694	11,614	4,023	345	3,044	6,266	723	900	500	11,221	1,625	-
Debt extinguishment penalty	-	-	-	2,539	205	-	-	-	-	-	-	-	-
Loss share termination	-	-	-	2,053	-	-	-	-	-	-	-	-	-
Total noninterest expense - adjusted	$ 151,200	$ 171,168	$ 195,169	$ 232,066	$ 57,577	$ 59,088	$ 61,180	$ 63,476	$ 64,651	$ 63,558	$ 69,156	$ 78,348	$ 75,527
Efficiency Ratio - adjusted	70.6%	62.8%	62.3%	60.2%	59.9%	58.4%	54.6%	54.7%	58.0%	55.9%	55.3%	55.6%	54.42%

39

Reconciliation of Non-GAAP Disclosures Non Interest Income $ in thousands 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Actual non interest income (GAAP) $ 21,869 $ 22,880 $ 32,079 $ 31,442 $ 33,302 $ 35,586 $ 38,272 $ 30,071 Securities gains (losses) - 96 - - (71) 1,257 - - Actual non interest income (non-GAAP) $ 21,869 $ 22,784 $ 32,079 $ 31,442 $ 33,373 $ 34,329 $ 38,272 $ 30,071 $ in thousands 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Actual non interest income (GAAP) $ 32,021 $ 34,265 $ 33,413 $ 32,441 $ 33,953 $ 35,581 $ 38,053 $ 36,374 $ 35,885 Securities gains (losses) - - 57 91 - - (16) - 13 Actual non interest income (non-GAAP) $ 32,021 $ 34,265 $ 33,356 $ 32,350 $ 33,953 $ 35,581 $ 38,069 $ 36,374 $ 35,872 40

Reconciliation of Non-GAAP Disclosures

RENASANT CORPORATION | Understanding You.

Diluted Earnings Per Share

$ in thousands	2012	2013	2014	2015	2016	2017	2018
Net income (GAAP)	$ 26,637	$ 33,487	$ 59,582	$ 68,014	$ 90,930	$ 92,188	$ 146,920
Merger and conversion expense, net of tax	-	4,412	481	7,918	2,694	6,925	11,095
Debt prepayment penalties, net of tax	715	-	-	-	1,701	137	-
Loss share termination, net of tax	-	-	-	-	1,495	-	-
Revaluation of net deferred tax assets	-	-	-	-	-	14,486	-
Net income with exclusions (non-GAAP)	$ 27,352	$ 37,899	$ 60,063	$ 75,932	$ 96,820	$ 113,736	$ 158,015
Diluted shares outstanding	25,174,992	27,460,757	31,759,647	36,227,439	41,989,455	47,001,516	52,626,850
Diluted EPS (GAAP)	1.06	1.22	1.88	1.88	2.17	1.96	2.79
Diluted EPS, with exclusions (non-GAAP)	1.09	1.38	1.89	2.10	2.31	2.42	3.00

$ in thousands	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19
Net income (GAAP)	$ 21,216	$ 22,900	$ 23,179	$ 23,635	$ 23,972	$ 25,284	$ 26,421	$ 16,511	$ 33,826	$ 36,710	$ 31,964	$ 44,420	$ 45,110
Merger and conversion expense, net of tax	634	1,887	178	-	234	2,065	4,076	479	700	389	8,857	1,255	-
Debt prepayment penalties, net of tax	-	221	1,469	-	139	-	-	-	-	-	-	-	-
Loss share termination, net of tax	-	-	-	1,383	-	-	-	-	-	-	-	-	-
Revaluation of net deferred tax assets	-	-	-	-	-	-	-	14,486	-	-	-	-	-
Net income with exclusions (non-GAAP)	$ 21,850	$ 25,008	$ 24,826	$ 25,018	$ 24,345	$ 27,349	$ 30,497	$ 31,476	$ 34,526	$ 37,099	$ 40,821	$ 45,675	$ 45,110
Diluted shares outstanding (average)	40,559,145	42,303,626	42,310,358	42,636,325	44,480,499	44,523,541	49,435,225	49,456,289	49,502,950	49,549,761	52,609,902	58,767,519	58,730,535
Diluted EPS (GAAP)	0.52	0.54	0.55	0.55	0.54	0.57	0.53	0.33	0.68	0.74	0.61	0.76	0.77
Diluted EPS, with exclusions (non-GAAP)	0.54	0.59	0.59	0.59	0.55	0.61	0.62	0.64	0.70	0.75	0.78	0.78	0.77

41

Reconciliation of Non-GAAP Disclosures Return on Assets $ in thousands 2012 2013 2014 2015 2016 2017 1Q18 2Q18 3Q18 4Q18 1Q19 Net income (GAAP) $ 26,637 $ 33,487 $ 59,582 $ 68,014 $ 90,929 $ 92,188 $ 33,826 $ 36,710 $ 31,964 $ 44,420 $ 45,110 Merger and conversion expense, net of tax - 4,412 481 7,918 2,694 6,925 700 389 8,857 1,255 - Debt prepayment penalties, net of tax 715 - - - 1,701 137 - - - - - Loss share termination, net of tax - - - - 1,495 - - - - - - Revaluation of net deferred tax assets - - - - - 14,486 - - - - - Net income with exclusions (non-GAAP) $ 27,352 $ 37,899 $ 60,063 $ 75,932 $ 96,819 $ 113,736 $ 34,526 $ 37,099 $ 40,821 $ 45,675 $ 45,110 Total average assets $ 4,132,689 $ 4,731,523 $ 5,816,517 $ 6,874,983 $ 8,416,509 $ 9,509,308 $10,055,755 $10,341,863 $11,276,587 $12,713,006 $12,730,939 Return on Assets (GAAP) 0.64% 0.71% 1.02% 0.99% 1.08% 0.97% 1.36% 1.44% 1.15% 1.42% 1.44% Return on Assets (non-GAAP) 0.66% 0.80% 1.03% 1.10% 1.15% 1.20% 1.39% 1.45% 1.47% 1.46% 1.44% 42

Reconciliation of Non-GAAP Disclosures

RENASANT CORPORATION | Understanding You.

Return on Tangible Equity

$ in thousands	2012	2013	2014	2015	2016
Net income (GAAP)	$ 26,637	$ 33,487	$ 59,582	$ 68,014	$ 90,929
Merger and conversion expense, net of tax	-	4,412	481	7,918	2,694
Debt prepayment penalties, net of tax	715	-	-	-	1,701
Loss share termination, net of tax	-	-	-	-	1,495
Revaluation of net deferred tax assets	-	-	-	-	-
Net income with exclusions (non-GAAP)	$ 27,352	$ 37,899	$ 60,063	$ 75,932	$ 96,819
Amortization of intangibles, net of tax	1,099	2,100	3,889	4,137	4,518
Tangible net income with exclusions (non-GAAP)	$ 28,451	$ 39,999	$ 63,952	$ 80,069	$ 101,337
Average shareholders' equity (GAAP)	$ 494,162	$ 557,227	$ 691,802	$ 876,915	$ 1,116,038
Intangibles	191,612	228,632	301,104	379,469	491,530
Average tangible shareholders' equity (non-GAAP)	$ 302,550	$ 328,595	$ 390,698	$ 497,446	$ 624,508
Return on Tangible Equity (GAAP)	9.17%	10.83%	16.25%	14.50%	15.28%
Return on Tangible Equity (non-GAAP)	9.40%	12.17%	16.37%	16.10%	16.23%

$ in thousands	2017	1Q18	2Q18	3Q18	4Q18	1Q19
Net income (GAAP)	$ 92,188	$ 33,826	$ 36,710	$ 31,964	$ 44,420	$ 45,110
Merger and conversion expense, net of tax	6,925	700	389	8,857	1,255	-
Debt prepayment penalties, net of tax	137	-	-	-	-	-
Loss share termination, net of tax	-	-	-	-	-	-
Revaluation of net deferred tax assets	14,486	-	-	-	-	-
Net income with exclusions (non-GAAP)	$ 113,736	$ 34,526	$ 37,099	$ 40,821	$ 45,675	$ 45,110
Amortization of intangibles, net of tax	4,358	1,284	1,241	1,393	1,675	1,622
Tangible net income with exclusions (non-GAAP)	$ 118,094	$ 35,810	$ 38,341	$ 42,214	$ 47,350	$ 46,732
Average shareholders' equity (GAAP)	$ 1,380,950	$ 1,523,873	$ 1,542,071	$ 1,712,757	$ 2,021,075	$ 2,065,370
Intangibles	565,507	634,898	633,155	743,567	972,736	976,820
Average tangible shareholders' equity (non-GAAP)	$ 815,443	$ 888,975	$ 908,916	$ 969,190	$ 1,048,339	$ 1,088,550
Return on Tangible Equity (GAAP)	11.84%	16.02%	16.93%	13.96%	17.83%	17.41%
Return on Tangible Equity (non-GAAP)	14.48%	16.34%	17.11%	17.66%	18.32%	17.41%

43

Investor Inquiries E. Robinson McGraw Chairman of the Board and Executive Chairman 209 TROY STREET TUPELO, MS 38804-4827 C. Mitchell Waycaster President and Chief Executive Officer PHONE: 1-800-680-1601 FACSIMILE: 1-662-680-1234 Kevin D. Chapman WWW.RENASANT.COM Senior Executive Vice President, WWW.RENASANTBANK.COM Chief Financial Officer and Chief Operating Officer 44